SUPPLEMENTAL FINANCIAL DATA Q4 2024

2 Disclaimer This presentation contains statements that constitute “forward-looking statements,” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the “Company”) can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Distributable earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of December 31, 2024, unless otherwise noted.

3 Fourth Quarter 2024 Results ■ Net loss from continuing operations1 of $(1.80) per common share ■ Distributable losses2 of $(0.03) per common share ■ Distributable earnings before realized losses3 of $0.23 per common share ■ Declared dividend of $0.25 per common share Performance ■ Total loan portfolio of $8.5 billion with a weighted average yield of 12.2% ■ Total loan originations4 of $784.3 million ■ Loan repayments and sales of $1.1 billion ■ 60+ delinquencies5 of 5.3% Loan Portfolio Capitalization ■ Book value per share of $10.61 per common share ■ 5.8 million share repurchases at an average price of $7.35 and a BVPS impact of $0.18 ■ Total leverage of 3.8x and recourse leverage ratio6 of 1.3x

4 2024 Results ■ Net loss from continuing operations7 of $(2.52) per common share ■ Distributable earnings8 of $0.07 per common share ■ Distributable earnings before realized losses9 of $0.97 per common share ■ $186 million dividends of $1.10 per common share Performance ■ 81% multifamily and mixed use commercial real estate concentration ■ Total loan originations4 of $2.4 billion ■ Loan repayments and sales of $3.6 billion Loan Portfolio Capitalization ■ 10.3 million share repurchases at an average price of $7.95, a cumulative BVPS impact of $0.32 per share ■ Issued $130 million 9.00% Senior Notes due 2029 ■ Renewed secured borrowing agreements with 7 counterparties Mergers & Acquisitions ■ Madison One, a leading originator and servicer of USDA and SBA guaranteed loan products in Q2 ■ Funding Circle USA, Inc., an online lending platform that originates and services small business loans in Q3 ■ United Development Funding IV, expected to close first half of 2025

5 CRE Portfolio Review YTD INVESTMENT ROLL ($ in billions) COUNT10 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS5 WA RISK RATING WAC CASH YIELD CORE 1,447 6.07B 80M 5.99B 2.0% 2.15 8.0% 7.6% NON-CORE 73 1.04B 218M 0.82B 36.2% 3.40 9.1% 3.1% PORTLAND MIXED-USE 2 0.56B 130M 0.43B —% 4.00 13.4% —% TOTAL 1,522 7.67B 428M 7.24B 5.8% 2.40 8.6% 6.6% LOAN VINTAGE ($ in billions) 0.9 0.2 2.2 2.1 0.3 0.4 0.1 0.4 0.3 0.5 Core Non-Core Portland Mixed-Use 2019 and prior 2020 2021 2022 2023 2024 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 9.5 (2.6) 0.8 (0.2) (0.4) 0.1 7.2 Beginning CV Sales/ Paydowns Originations Realized losses Allowance Other Ending CV $6.0 $7.0 $8.0 $9.0 $10.0 Core: Long-term holdings expected to generate a competitive return with minimal future credit losses Non-Core: Short-term holdings where the primary strategy is expeditious liquidation

6 CRE Core Portfolio Overview LOAN PRODUCT11 RISK RATINGCOLLATERAL MODIFICATION STATUS HISTORICAL LEVERED YIELD 13.5% 11.4% 12.8% 12.0% 10.8% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 0% 5% 10% 15% QUARTERLY PORTFOLIO CREDIT MIGRATION Bridge 75% Fixed rate 14% Construction 4% Freddie Mac 1% Other 6% Multi-family 75% Industrial 7% Retail 6% Office 4%Mixed-use 4% Other 4% 1&2 68% 3 28% 4&5 4% Modified 29% Not Modified 71% Q3'24 CV (%) Q4'24 CV (%) CURRENT 94.9% 94.9% 30+ 1.1% 1.6% 60+ 4.0% 3.5% TOTAL 100.0% 100.0% ACCRUAL 98.4% 97.0% NON-ACCRUAL 1.6% 3.0% TOTAL 100.0% 100.0%

7 CRE Non-Core Portfolio Overview ASSET MANAGEMENT STRATEGY EXPECTED LIQUIDATION TIMELINE Bridge 55% Construction 42% Fixed rate 3% LOAN PRODUCT RISK RATINGCOLLATERAL Multi-family 52%Mixed use 38% Other 10% 2 14% 3 27% 4 43% 5 16% STRATEGY LOAN COUNT CARRY VALUE (%) Liquidation pending commencement of marketing 50 53% Operate/develop to facilitate sale 7 40% Actively marketed for sale 7 4% Under contract or sold 9 3% Total 73 100% RESOLUTION QUARTER LOAN COUNT CARRY VALUE (%) Q1 2025 7 2% Q2 2025 29 41% Q3 2025 16 3% Q4 2025 4 5% 2026 and beyond 17 49% Total 73 100%

8 Real Estate Owned Exposure # OF ASSETS CARRY VALUE OPERATE 4 $35M SELL 18 $69M LAND 8 $91M Land 42% Multi-family 32% Mixed use 13% Lodging 8% Office 4% Retail 1% Collateral Texas 32% California 15%Colorado 14% Oregon 13% Other 26% Geography 169,191 100 68,279 (12,675) (29,875) 195,020 Beginning Balance Capitalized Cost REO acquired via foreclosure Liquidations Impairment Ending Balance 150,000 200,000 250,000 QUARTERLY REO MIGRATION (in thousands)REO DETAILS

9 Portland OR, Mixed-Use • 2019: Mosaic Real Estate Credit (Mosaic) originated a $460MM senior mortgage for the construction of The Ritz-Carlton, Portland • March 2022: RC acquires loan through its merger with Mosaic which became distressed due to the pandemic impact on the Portland economy and Sponsor’s inability to fund cost overruns • 3Q24: Construction is 100% complete and all components of the property have been delivered; hotel opened in October 2023 • 12/31/24: Loan matured; RC is expeditiously working on an amicable solution with the Borrower: • Current senior UPB is $503MM (13% syndicated) • Ownership is best net present value outcome for RC • The 35-story mixed-use tower consists of three components: • Hotel: 251-key Ritz-Carlton (achieved average RevPAR of $188 in 2024) • Resi Condo: 132-unit Ritz-Carlton (8% of inventory sold at average $1,105/SF) • Commercial: • 159k square feet of class-A office (23% leased) • 11k square feet of retail (100% occupied) • RC’s Asset Management strategy – sequentially exit the 3 components once stabilized: • Commercial: 2 years • Hotel: 2 years • Resi Condo: 3-year linear sell-out period

10 Small Business Lending Portfolio Review QTD SALES BY PROGRAM PROGRAM COUNT23 UPB ALLOWANCE CARRY VALUE 60+ DQ STATUS5 WA RISK RATING WAC CASH YIELD LARGE 1,773 $1.1B $13M $1.1B 2.7% 1.65 9.8% 9.1% SMALL/MICRO 4,679 $204M $9M $194M 2.4% 1.34 11.2% 10.5% USDA 4 $2M — $2M —% 1.86 10.6% 10.6% WORKING CAPITAL12 444 $19M — $4M 56.0% 4.18 15.8% 2.3% TOTAL 6,900 $1.4B $22M $1.3B 2.8% 1.61 10.1% 9.3% COLLATERAL Retail 22% Lodging 20% Eating Place 9% Doctors 8% Other 41% PROGRAM SALES PROCEEDS % PREMIUM LARGE $113M $124M 9.7% SMALL/MICRO $97M $108M 11.3% WORKING CAPITAL $33M $33M 1.3%

$8.8 $98.1 $157.3 $70.6 $23.5 $5.3 $18.5 $211.9$288.0 $156.2 $99.1 $157.1 $200.4 $152.2 $197.2 $217.3 $354.8 $314.5$38.5 $2.8 $46.4 $31.2 Bridge Fixed Rate/CMBS Construction Freddie Mac SBA USDA Working Capital Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 0 200 400 600 800 1,000 11 Quarterly Investment Activity $456.8M$449.0M $473.7M $685.9M $784.3M ORIGINATION STATISTICS PRODUCT # OF LOANS BALANCE WAC EXPECTED RY BRIDGE 1 $24M 10.1% 16.4% CONSTRUCTION 7 $212M 10.5% 17.8% FREDDIE MAC 42 $200M 5.7% N/A SBA 845 $315M 10.1% 28.0% USDA 1 $3M 8.5% N/A WORKING CAPITAL 272 $31M 18.4% N/A 4

12 Earnings Profile Balance (in thousands) Annualized ROE Contribution Recurring Revenue: Net interest income $ 50,054 9.9% Gain on sale, net of variable costs 20,940 4.1% Other recurring revenue 20,586 4.1% Total Recurring Revenue $ 91,580 18.0% Operating Expenses: Employee compensation & benefits $ (18,473) (3.6)% Fixed operating costs (23,940) (4.7)% Servicing expenses (11,921) (2.3)% Investment advisory fees (5,518) (1.1)% Tax (560) (0.1)% Total Operating Costs and Tax $ (60,412) (11.9)% Net income from normal operations, net of tax $ 31,168 6.1% Other Items included in Earnings: Realized losses $ (51,688) (10.2)% CECL & Valuation allowances (275,684) (54.3)% Discontinued operations (22,936) (4.5)% Mark-to-market (12,947) (2.6)% Non-cash compensation (5,460) (1.1)% Other nonrecurring expenses (2,825) (0.6)% Tax 23,622 4.7% Total Other Items included in Earnings $ (347,918) (68.5)% Net income $ (316,750) (62.4)% Current Pay Interest: $155M Accrued Interest: $21M Paid in Kind Interest: $21M Accretion of Discount: $7M Interest expense: ($154M) Primary/Special Servicing Fees: $5M Advances: $5M Other Servicing Expenses: $2M Gain on sale , net of variable costs: SBA 7(a): $14M Freddie Mac: $3M USDA: $2M Business Loans: $2M Servicing Income: $4M Income from Unconsolidated JV's: $1M Rental Income: $1M Other Fee Income: $7M Other Income: $8M

13 Operating Segment Contribution24 LMM CRE TOTAL OPERATING EXPENSES EQUITY ALLOCATION25 EPS CONTRIBUTION RECURRING REVENUE DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES13 ON STANDALONE EQUITY DISTRIBUTABLE RETURN BEFORE REALIZED LOSSES13 CORPORATE & OTHER SMALL BUSINESS LENDINGCORE NON-CORE & REO $7.1B / 73.0% $1.6B / 16.0% $0.7B / 7.7% $0.3B / 3.3% $9.7B / 100% 69.6% 22.2% 8.2% N/A 100.0% $(0.17) $(1.44) $0.05 $(0.34) $(1.90) $0.23 $0.04 $0.08 $(0.12) $0.23 8.4% 1.6% 2.9% (5.8)% 7.1% 7.7% 4.7% 22.2% N/A 7.1% $38.0M $15.0M $57.6M $(19.0)M $91.6M $(17.0)M $(3.3)M $(27.4)M $(10.7)M $(58.4)M TOTAL ASSETS ($ / %) DISTRIBUTABLE EPS BEFORE REALIZED LOSSES3

14 Book Value per Share $12.59 $0.18 $(0.43) $(1.56) $(0.17) $10.61 Q3'24 GAAP BVPS Share repurchases Dividends in excess of earnings excl. allowances and realized and unrealized losses Allowance Realized & unrealized losses Q4'24 GAAP BVPS $7.50 $10.00 $12.50 $15.00 $0.58 $13.17 $12.36 $1.75 REPRESENTS CECL ALLOWANCE

15 Capitalization Debt Balance ($ in millions) Leverage Ratio PPPLF $21 0.0x Securitized Debt Obligations $3,581 1.9x Non-Recourse Secured Borrowings $1,028 0.6x Recourse Secured Borrowings $1,007 0.6x Corporate Debt $1,333 0.7x UNENCUMBERED ASSET POOL 11% 37% 21% 10% 4% 17% Unrestricted cash Securities Loans Servicing rights REO Other Assets HIGHLIGHTS • 1.4x unencumbered assets to unsecured debt • $2.6 billion in available warehouse borrowing capacity across 15 counterparties • Limited usage of securities repo financing at 3.4% of total debt • Full mark-to-market liabilities and credit mark-to-market liabilities represent 21% of total debt $1.2B UNENCUMBERED ASSET POOL

APPENDIX Additional Financial Information

GAAP & Distributable ROE

READY CAPITAL.

Segment	Levered Yield [14]	Distributable Levered Yield [14]	Equity Allocation
LMM Commercial Real Estate	10.8 %	10.0 %	88.9 %
Small Business Lending	62.2 %	62.2 %	9.7 %

	GAAP ROE [15]			Distributable ROE [15]		
	Q4'24	Q3'24	FY 2024	Q4'24	Q3'24	FY 2024
	15.8 %	15.5 %	13.6 %	15.1 %	15.8 %	13.5 %
Corporate leverage, net of non-earning assets	2.7	2.1	1.5	2.4	2.2	1.4
Gross return on equity	**18.5 %**	**17.6 %**	**15.1 %**	**17.5 %**	**18.0 %**	**14.9 %**
Realized & unrealized gains, net	(1.4)	1.0	(0.5)	1.8	1.0	0.2
Provision for loan losses and valuation allowance	(58.5)	(13.3)	(19.4)	(1.6)	(0.1)	(0.9)
Non-recurring gains, losses and expenses [16]	(1.1)	5.5	—	—	—	—
Operating expenses	(16.8)	(8.5)	(10.9)	(9.7)	(7.9)	(7.7)
Investment advisory fees	(1.1)	(1.2)	(1.2)	(1.1)	(1.2)	(1.2)
Benefit (provision) for income taxes	3.1	0.8	4.8	0.6	(1.0)	2.6
Dividends on preferred stock	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)	(0.4)
Return on equity (before realized losses on investments, net of valuation allowance and tax)	**(57.7)%**	**1.5 %**	**(12.5)%**	**7.1 %**	**8.4 %**	**7.5 %**
Realized losses on investments, net of valuation allowance and tax [17]	(2.6)	(3.3)	(7.1)	(8.9)	(16.8)	(7.1)
Return on equity from continuing operations	**(60.3)%**	**(1.8)%**	**(19.6)%**	**(1.8)%**	**(8.4)%**	**0.4 %**
Discontinued operations, net of taxes	(2.1)	0.1	(0.2)	1.5	0.2	0.5
Return on equity	**(62.4)%**	**(1.7)%**	**(19.8)%**	**(0.3)%**	**(8.2)%**	**0.9 %**

17

18 LMM CRE Loan Portfolio - Migration CONTRACTUAL STATUS (5) TOTAL Q1’24 Q2’24 Q3’24 Q4’24 CURRENT 87.8% 92.8% 91.4% 92.7% 30+ DAYS PAST DUE 2.3% 0.9% 1.4% 1.4% 60+ DAYS PAST DUE 9.9% 6.3% 7.2% 5.9% RC ORIGINATED Q1’24 Q2’24 Q3’24 Q4’24 CURRENT 89.9% 94.4% 92.6% 93.3% 30+ DAYS PAST DUE 2.2% 0.4% 1.2% 1.6% 60+ DAYS PAST DUE 7.9% 5.2% 6.2% 5.1% M&A Q1’24 Q2’24 Q3’24 Q4’24 CURRENT 72.8% 80.7% 80.9% 87.7% 30+ DAYS PAST DUE 3.1% 4.3% 3.5% —% 60+ DAYS PAST DUE 24.1% 15.0% 15.6% 12.3% ACCRUAL STATUS (5) TOTAL Q1’24 Q2’24 Q3’24 Q4’24 ACCRUAL 92.8% 94.3% 95.3% 92.2% NON-ACCRUAL 7.2% 5.7% 4.7% 7.8% RC ORIGINATED Q1’24 Q2’24 Q3’24 Q4’24 ACCRUAL 94.2% 95.4% 96.6% 92.9% NON-ACCRUAL 5.8% 4.6% 3.4% 7.1% M&A Q1’24 Q2’24 Q3’24 Q4’24 ACCRUAL 82.6% 86.3% 83.9% 84.9% NON-ACCRUAL 17.4% 13.7% 16.1% 15.1% RISK RATING (5) TOTAL Q1’24 Q2’24 Q3’24 Q4’24 1 & 2 67.2% 69.5% 66.1% 58.5% 3 22.1% 23.9% 25.5% 27.9% 4 7.6% 3.5% 5.4% 10.1% 5 3.1% 3.1% 3.0% 3.5% RC ORIGINATED Q1’24 Q2’24 Q3’24 Q4’24 1 & 2 69.7% 71.5% 66.5% 64.4% 3 20.7% 23.5% 26.2% 28.6% 4 7.9% 3.1% 5.5% 4.2% 5 1.7% 1.9% 1.8% 2.8% M&A Q1’24 Q2’24 Q3’24 Q4’24 1 & 2 48.2% 54.4% 62.4% —% 3 32.4% 27.3% 19.1% 20.9% 4 5.6% 6.0% 5.0% 68.6% 5 13.8% 12.3% 13.5% 10.5%

Financial Snapshot *($ in thousands, except share data)*

READY CAPITAL.

Investment Type		Average Carrying Value[18]	Gross Yield[19]		Average Debt Balance	Debt Cost[20]	Levered Yield
LMM CRE	$	8,151,304	8.8 %	$	5,503,233	8.0 %	10.8 %
SBL	$	658,742	31.3 %	$	377,947	8.2 %	62.2 %
Total	**$**	**8,810,046**	**10.5 %**	**$**	**5,881,180**	**8.0 %**	**15.8 %**

Book Equity Value Metrics		
Common Stockholders' equity	$	1,726,667
Total Common Shares outstanding		162,792,372
Net Book Value per Common Share		$10.61

Loan Portfolio Metrics	
% Fixed vs Floating Rate	16% / 84%
% Originated vs Acquired	90% / 10%
Weighted Average LTV - LMM CRE[21]	79%
Weighted Average LTV - SBL[21]	102%

Q4 2024 Earnings Data Metrics	
Net loss continuing ops | Distributable earnings before realized losses I Distributable earnings	$(297,517) | $44,513 I $267
EPS - continuing operations - Basic and diluted	$(1.80) | $(1.80)
Distributable EPS - Basic and diluted	$(0.03) | $(0.03)
Distributable EPS before realized losses - Basic and diluted	$0.23 | $0.23
ROE continuing ops per Common Share	(60.3)%
Distributable ROE per Common Share	(0.3)%
Distributable ROE before realized losses per Common Share	7.1 %
Dividend Yield[22]	14.7 %

Servicing Portfolio Metrics		
SBA - UPB	$	1,779,233
SBA - carrying value	$	39,227
Multi-family - UPB	$	6,160,486
Multi-family - carrying value	$	67,996
USDA - UPB	$	599,362
USDA - carrying value	$	16,465
Small business loans - UPB	$	494,609
Small business loans - carrying value	$	4,752

19

Balance Sheet by Quarter

READY CAPITAL.

(in thousands)		12/31/2023		3/31/2024		6/30/2024		9/30/2024		12/31/2024
Assets										
Cash and cash equivalents	$	138,532	$	166,004	$	226,286	$	181,315	$	143,803
Restricted cash		30,063		24,915		29,971		31,331		30,560
Loans, net		4,020,160		3,400,481		3,444,879		3,555,928		3,378,149
Loans, held for sale		81,599		584,072		532,511		320,082		241,626
Mortgage-backed securities		27,436		29,546		30,174		30,780		31,006
Investment in unconsolidated joint ventures		133,321		132,730		134,602		146,397		161,561
Derivative instruments		2,404		15,448		14,382		11,032		7,963
Servicing rights		102,837		103,555		119,768		127,989		128,440
Real estate owned, held for sale		252,949		239,874		187,883		166,697		193,437
Other assets		300,175		315,772		379,413		412,238		362,486
Assets of consolidated VIEs		6,897,145		6,591,834		6,250,570		5,794,720		5,175,295
Assets held for sale		454,596		439,301		423,894		474,535		287,595
Total Assets	**$**	**12,441,217**	**$**	**12,043,532**	**$**	**11,774,333**	**$**	**11,253,044**	**$**	**10,141,921**
Liabilities										
Secured borrowings		2,102,075		2,198,272		2,311,969		2,184,280		2,035,176
Securitized debt obligations of consolidated VIEs, net		5,068,453		4,769,057		4,407,241		3,960,185		3,580,513
Senior secured notes and Corporate debt, net		1,110,035		1,111,654		1,184,311		1,206,159		1,333,112
Guaranteed loan financing		844,540		814,784		782,345		742,631		691,118
Contingent consideration		7,628		—		3,926		2,007		573
Derivative instruments		212		593		2,638		2,085		352
Dividends payable		54,289		53,908		53,119		44,602		43,168
Loan participations sold		62,944		73,749		89,532		99,737		95,578
Due to third parties		3,641		3,401		1,995		1,239		1,442
Accounts payable and other accrued liabilities		207,481		193,896		204,766		279,014		188,051
Liabilities held for sale		333,157		315,975		332,265		392,697		228,735
Total Liabilities	**$**	**9,794,455**	**$**	**9,535,289**	**$**	**9,374,107**	**$**	**8,914,636**	**$**	**8,197,818**
Preferred stock Series C		8,361		8,361		8,361		8,361		8,361
Stockholders' Equity										
Preferred stock		111,378		111,378		111,378		111,378		111,378
Common stock		17		17		17		17		17
Additional paid-in capital		2,321,989		2,307,303		2,287,684		2,292,229		2,250,291
Retained earnings (deficit)		124,413		(3,546)		(92,319)		(146,003)		(505,089)
Accumulated other comprehensive loss		(17,860)		(12,335)		(13,880)		(24,232)		(18,552)
Total Ready Capital Corporation equity		2,539,937		2,402,817		2,292,880		2,233,389		1,838,045
Non-controlling interests		98,464		97,065		98,985		96,658		97,697
Total Stockholders' Equity	**$**	**2,638,401**	**$**	**2,499,882**	**$**	**2,391,865**	**$**	**2,330,047**	**$**	**1,935,742**
Total Liabilities, Redeemable Preferred Stock, and Stockholders' Equity	**$**	**12,441,217**	**$**	**12,043,532**	**$**	**11,774,333**	**$**	**11,253,044**	**$**	**10,141,921**
Book Value per Share	**$**	**14.10**	**$**	**13.44**	**$**	**12.97**	**$**	**12.59**	**$**	**10.61**

20

Statement of Operations by Quarter

READY CAPITAL.

(In thousands, except share data)		Q4 2023		Q1 2024		Q2 2024		Q3 2024		Q4 2024
Interest income	$	250,130	$	232,354	$	234,119	$	226,537	$	203,965
Interest expense		(197,591)		(183,805)		(183,167)		(175,572)		(153,911)
Net interest income before (provision for) recovery of loan losses	**$**	**52,539**	**$**	**48,549**	**$**	**50,952**	**$**	**50,965**	**$**	**50,054**
Recovery of (provision for) loan losses		(6,688)		26,544		18,871		(53,166)		(285,008)
Net interest income after (provision for) recovery of loan losses	**$**	**45,851**	**$**	**75,093**	**$**	**69,823**	**$**	**(2,201)**	**$**	**(234,954)**
Non-interest income										
Net realized gain (loss) on financial instruments and real estate owned		15,153		18,868		7,250		(69,184)		(10,934)
Net unrealized gain (loss) on financial instruments		1,643		4,632		(1,357)		(1,241)		(17,025)
Valuation allowance, loans held for sale		—		(146,180)		(80,987)		71,060		31,229
Servicing income, net of amortization and impairment		4,613		3,758		3,271		5,415		4,112
Income (loss) on unconsolidated joint ventures		(1,650)		468		1,139		3,214		6,065
Gain (loss) on bargain purchase		(7,060)		—		(18,306)		32,165		—
Other income		47,315		15,826		6,597		14,823		13,557
Total non-interest income (expense)	**$**	**60,014**	**$**	**(102,628)**	**$**	**(82,393)**	**$**	**56,252**	**$**	**27,004**
Non-interest expense										
Employee compensation and benefits	$	(19,410)	$	(18,414)	$	(17,799)	$	(22,989)	$	(23,320)
Allocated employee compensation and benefits from related party		(3,010)		(2,500)		(3,000)		(2,537)		(3,350)
Professional fees		(15,997)		(7,065)		(6,033)		(6,232)		(7,557)
Management fees – related party		(7,035)		(6,648)		(6,198)		(6,498)		(5,518)
Loan servicing expense		(9,221)		(12,794)		(11,012)		(10,101)		(12,749)
Transaction related expenses		(576)		(650)		(1,592)		(2,998)		(4,878)
Impairment on real estate		(3,351)		(16,972)		(9,130)		(525)		(29,876)
Other operating expenses		(21,455)		(13,215)		(12,672)		(18,048)		(19,637)
Total non-interest expense	**$**	**(80,055)**	**$**	**(78,258)**	**$**	**(67,436)**	**$**	**(69,928)**	**$**	**(106,885)**
Income (loss) from continuing operations before benefit (provision) for income taxes	$	25,810	$	(105,793)	$	(80,006)	$	(15,877)	$	(314,835)
Income tax benefit (provision)		(1,236)		30,211		48,579		8,404		17,318
Net income (loss) from continuing operations	**$**	**24,574**	**$**	**(75,582)**	**$**	**(31,427)**	**$**	**(7,473)**	**$**	**(297,517)**
Discontinued operations										
Income (loss) from discontinued operations before benefit (provision) for income taxes	$	(18,258)	$	1,887	$	(3,699)	$	258	$	(22,978)
Income tax benefit (provision)		4,565		(472)		925		(64)		5,744
Net income (loss) from discontinued operations	**$**	**(13,693)**	**$**	**1,415**	**$**	**(2,774)**	**$**	**194**	**$**	**(17,234)**
Net income (loss)	**$**	**10,881**	**$**	**(74,167)**	**$**	**(34,201)**	**$**	**(7,279)**	**$**	**(314,751)**
Less: Dividends on preferred stock		1,999		1,999		1,999		1,999		1,999
Less: Net income attributable to non-controlling interest		1,118		117		1,820		2,031		1,389
Net income (loss) attributable to Ready Capital Corporation	**$**	**7,764**	**$**	**(76,283)**	**$**	**(38,020)**	**$**	**(11,309)**	**$**	**(318,139)**
Earnings per common share from continuing operations - basic	**$**	**0.12**	**$**	**(0.45)**	**$**	**(0.21)**	**$**	**(0.07)**	**$**	**(1.80)**
Earnings per common share from discontinued operations - basic	**$**	**(0.08)**	**$**	**0.01**	**$**	**(0.02)**	**$**	**0.00**	**$**	**(0.10)**
Earnings per common share from continuing operations - diluted	**$**	**0.12**	**$**	**(0.45)**	**$**	**(0.21)**	**$**	**(0.07)**	**$**	**(1.80)**
Earnings per common share from discontinued operations - diluted	**$**	**(0.08)**	**$**	**0.01**	**$**	**(0.02)**	**$**	**0.00**	**$**	**(0.10)**
Weighted-average shares outstanding - Basic		172,116,989		172,032,866		168,653,741		168,335,483		167,434,683
Weighted-average shares outstanding - Diluted		173,957,731		173,104,415		169,863,975		169,509,208		168,845,426
Dividends declared per share of common stock	**$**	**0.30**	**$**	**0.30**	**$**	**0.30**	**$**	**0.25**	**$**	**0.25**

21

Distributable Earnings Reconciliation by Quarter

(In thousands, except share data)	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Net Income (loss)	**$ 10,881**	**$ (74,167)**	**$ (34,201)**	**$ (7,279)**	**$ (314,751)**
Reconciling items:					
Unrealized (gain) loss on MSR - discontinued operations	$ 20,715	$ —	$ 7,219	$ —	$ 33,175
Unrealized (gain) loss on joint ventures	2,214	(35)	(626)	2,173	(5,015)
Unrealized loss on foreign exchange hedges	1,582	—	—	—	—
Increase (decrease) in CECL reserve	3,195	(32,181)	(24,574)	52,442	277,277
Increase (decrease) in valuation allowance	—	146,180	80,987	(71,060)	(31,229)
Non-recurring REO impairment	—	15,512	8,474	525	31,175
Non-cash compensation	1,360	1,877	1,891	1,916	2,826
Unrealized (gain) loss on preferred equity, at fair value	—	—	—	—	15,613
Merger transaction costs and other non-recurring expenses	7,361	1,931	4,852	4,070	6,579
Bargain purchase (gain) loss	7,060	—	18,306	(32,165)	—
Realized losses on sale of investments	—	—	22,355	109,675	51,688
Total reconciling items	$ 43,397	$ 133,284	$ 118,884	$ 67,576	$ 382,089
Income tax adjustments	(5,754)	$ (5,141)	$ (47,799)	$ (13,739)	$ (22,825)
Distributable earnings before realized losses	**$ 48,524**	**$ 53,976**	**$ 36,884**	**$ 46,558**	**$ 44,513**
Realized losses on sale of investments, net of tax	—	—	(20,253)	(89,072)	(44,246)
Distributable earnings	**$ 48,524**	**$ 53,976**	**$ 16,631**	**$ (42,514)**	**$ 267**
Less: Distributable earnings attributable to non-controlling interests	$ 1,358	$ 1,108	$ 2,206	$ 1,766	$ 3,113
Less: Income attributable to participating shares	207	336	302	242	249
Less: Dividends on preferred stock	1,999	1,999	1,999	1,999	1,999
Distributable earnings attributable to Common Stockholders	**$ 44,960**	**$ 50,533**	**$ 12,124**	**$ (46,521)**	**$ (5,094)**
Distributable earnings before realized losses on investments, net of tax per common share - basic	**$ 0.26**	**$ 0.29**	**$ 0.19**	**$ 0.25**	**$ 0.23**
Distributable earnings per common share - basic	**$ 0.26**	**$ 0.29**	**$ 0.07**	**$ (0.28)**	**$ (0.03)**
Weighted average common shares outstanding	**172,116,989**	**172,032,866**	**168,653,741**	**168,335,483**	**167,434,683**

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Distributable earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS not retained by us as part of our loan origination businesses
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs from discontinued operations
iv) any unrealized change in current expected credit loss reserve and valuation allowances
v) any unrealized gains or losses on de-designated cash flow hedges
vi) any unrealized gains or losses on foreign exchange hedges
vii) any unrealized gains or losses on certain unconsolidated joint ventures
viii) any non-cash compensation expense related to stock-based incentive plan
ix) any unrealized gains or losses on preferred equity, at fair value
x) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company's historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value from discontinued operations. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs as servicing income is a fundamental part of Ready Capital's business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year's taxable income. These differences may result in certain items that are recognized in the current period's calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

22

23 Loan Portfolio – Risk Rating Criteria BUCKET 1: Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. BUCKET 2: Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. BUCKET 3: Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. BUCKET 4: Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. BUCKET 5: Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

24 Footnotes 1 . Before income attributable to participating shares of $2.2 million and non-controlling interest of $3.1 million 2 . Before income attributable to participating shares of $2.2 million and non-controlling interest of $3.1 million. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 3 . Before income attributable to participating shares of $2.2 million, non-controlling interest of $3.1 million and before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 4 . Represents fully committed amounts 5 . Calculated based on carrying value 6 . Recourse leverage ratio excludes $1.0 billion of secured borrowings that are non-recourse to the Company 7 . Before income attributable to participating shares of $9.1 million and non-controlling interest of $8.2 million 8 . Before income attributable to participating shares of $9.1 million and non-controlling interest of $8.2 million. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 9 . Before income attributable to participating shares of $9.1 million, non-controlling interest of $8.2 million and before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 10 . Excludes joint venture investments and preferred equity investments 11 . Loans with the “Other” classification are generally LMM acquired loans that have nonconforming characteristics for the Fixed rate, Bridge, or Construction categories 12 . Purchased as part of the Funding Circle acquisition. 57%% 60+ days delinquent at the time of purchase. 13 . Distributable return on equity from continuing operations before realized losses is an annualized percentage equal to distributable earnings over the average monthly total stockholders’ equity for the period before certain charge-offs and losses on sales of real estate owned assets and LMM loans. Refer to the “Distributable Earnings Reconciliation by Quarter” slide for a reconciliation of GAAP Net Income to Distributable Earnings 14 . Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 15 . GAAP ROE is based on GAAP Net Income, while Distributable ROE is based on Distributable Earnings, which adjusts GAAP Net Income for certain items detailed on the “Distributable Earnings Reconciliation” slide. 16 . Non-recurring gains, losses and expenses before applicable tax expenses. 17 . Consists of charge-offs and losses on sales of real estate owned assets and LMM loans. 18 . Average carrying value includes average quarterly carrying value of loan and servicing asset balances. 19 . Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 20 . The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 12/31/2024 on an annualized basis. 21 . Loan-to-value (LTV) is calculated by dividing the current unpaid principal balance by the most recent collateral value received. The most recent value for performing loans is often the third-party as-is valuation utilized during the original underwriting process. 22 . Q4 dividend yield for the period is based on the 12/31/2024 closing share price of $6.82. 23 . Includes the loans which are offset by $691M of guaranteed loan financings 24 . Respective balances are based on quarterly averages 25 . Corporate debt is allocated for purposes of determining equity allocation